Exhibit 10.87

REAFFIRMATION

THIS REAFFIRMATION (this “Reaffirmation”) dated as of March 13, 2009, is made by each of the undersigned (each, an “Undersigned”), in favor of the Lender (as defined below).

R E C I T A L S:

1.             Brad Foote Gear Works, Inc. (the “Borrower”) and Bank of America, N.A., as lender (in such capacity, the “Lender”) are parties to that certain Loan and Security Agreement, dated as of January 17, 1997 (as amended to date and in effect on the date hereof, the “Existing Credit Agreement”).

2.             The Borrower and the Lender have agreed to amend the Existing Credit Agreement pursuant to that certain Second Omnibus Amendment Agreement (the “Omnibus Amendment Agreement”) of even date herewith (the Existing Credit Agreement, as amended by the Omnibus Amendment Agreement, and as such may be further amended, modified, restated or supplemented from time to time, the “Credit Agreement”).

3.             Each of the Undersigned is party to one or more Loan Documents (collectively, the “Reaffirmed Documents”) relating to the Credit Agreement.

4.             It is a condition precedent to the occurrence of the Amendment Effective Date (as defined in the Omnibus Amendment Agreement) that each of the Undersigned execute and deliver this Reaffirmation.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lender to enter into the Omnibus Amendment Agreement, each Undersigned agrees, for the benefit of the Lender, as follows:

ARTICLE I.
DEFINITIONS

Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings when used herein unless otherwise defined herein.

ARTICLE II.
REAFFIRMATION

Each Reaffirmed Document remains in full force and effect and is hereby ratified and confirmed, and from and after the date hereof, each reference that appears in any of the Reaffirmed Documents to the Existing Credit Agreement shall be deemed to be a reference to the Credit Agreement.

ARTICLE III.
MISCELLANEOUS PROVISIONS

SECTION 3.1.  Loan Document.  This Reaffirmation is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 3.2.  Severability.  Any provision of this Reaffirmation which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Reaffirmation or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 3.3.  Headings.  The various headings of this reaffirmation are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 3.4.  Execution in Counterparts.  This Reaffirmation may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 3.5  Governing Law.  THIS REAFFIRMATION SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS (INCLUDING 735 ILCS SECTION 105/5-5), BUT OTHERWISE WITHOUT GIVING EFFECT TO ANY OF SUCH STATE’S CONFLICTS-OF-LAW PROVISIONS.

SECTION 3.6  Successors and Assigns.  This Reaffirmation shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have caused this Reaffirmation to be duly executed and delivered as of the date first above written.

BROADWIND ENERGY, INC.

By:	/s/ J. Cameron Drecoll
Name:	J. Cameron Drecoll
Title:	Chief Executive Officer

1309 SOUTH CICERO AVENUE, LLC

By:	/s/ Ralph Placzek
Name:	Ralph Placzek
Title:	Authorized Signatory

5100 NEVILLE ROAD, LLC

By:	/s/ Ralph Placzek
Name:	Ralph Placzek
Title:	Authorized Signatory

Reaffirmation